                                                       Exhibit 24

                                  POWER OF ATTORNEY







               The  undersigned hereby  authorizes and appoints  William G.

          Little  and John  R.  Gailey  III,  and  each  of  them,  as  her attorneys-in-fact to sign on her behalf  and in her capacity as a director of West Pharmaceutical Services,  Inc., and to file, the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1998 and  all amendments, exhibits  and supplements thereto.







          Date:  March 6, 1999               /s/   Tenley E. Albright, M.D.
                 ---------------             ------------------------------
                                             Tenley E. Albright, M.D.

                                  POWER OF ATTORNEY







                 The undersigned hereby authorizes and appoints William  G.

          Little  and John  R.  Gailey  III,  and  each  of  them,  as  his attorneys-in-fact to sign on his behalf  and in his capacity as a director of West Pharmaceutical Services,  Inc., and to file, the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1998 and  all amendments, exhibits  and supplements thereto.







          Date:  March 6, 1999                     /s/   John W. Conway
                 --------------                    -------------------
                                                   John W. Conway

                                  POWER OF ATTORNEY







                 The undersigned hereby authorizes and appoints William  G.

          Little  and John  R.  Gailey  III,  and  each  of  them,  as  his attorneys-in-fact to sign on his behalf  and in his capacity as a director of West Pharmaceutical Services,  Inc., and to file, the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1998 and  all amendments, exhibits  and supplements thereto.







          Date:  March 6, 1999                     /s/   G. W. Ebright
                 --------------                    -------------------
                                                   George W. Ebright

                                  POWER OF ATTORNEY
                                 -------------------







                 The undersigned hereby authorizes  and appoints William G.

          Little  and  John  R. Gailey  III,  and  each  of  them,  as  his attorneys-in-fact to sign on his behalf and in  his capacity as a director of West Pharmaceutical Services, Inc., and  to file, the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1998 and  all amendments, exhibits  and supplements thereto.







          Date:  March 6, 1999                     /s/   L. Robert Johnson
                 --------------                    -----------------------
                                                   L. Robert Johnson

                                  POWER OF ATTORNEY
                                ----------------------







                 The undersigned hereby authorizes  and appoints William G.

          Little  and  John  R. Gailey  III,  and  each  of  them,  as  his attorneys-in-fact to sign on his behalf and in  his capacity as a director of West Pharmaceutical Services, Inc., and  to file, the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1998 and  all amendments, exhibits  and supplements thereto.







          Date:  March 6, 1999               /s/   William H. Longfield
                 --------------              ------------------------------
                                             William H. Longfield

                                  POWER OF ATTORNEY
                                ---------------------







                 The undersigned hereby authorizes  and appoints William G.

          Little  and  John  R. Gailey  III,  and  each  of  them,  as  his attorneys-in-fact to sign on his behalf and in  his capacity as a director of West Pharmaceutical Services, Inc., and  to file, the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1998 and  all amendments, exhibits  and supplements thereto.







          Date:  March 6, 1999                     /s/   J. P. Neafsey
                 --------------                    --------------------
                                                   John P. Neafsey

                                  POWER OF ATTORNEY
                                ----------------------






                 The undersigned hereby authorizes and appoints William  G.

          Little  and John  R.  Gailey  III,  and  each  of  them,  as  his attorneys-in-fact to sign on his behalf  and in his capacity as a director of West Pharmaceutical Services,  Inc., and to file, the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1998 and  all amendments, exhibits  and supplements thereto.







          Date:  March 6, 1999                     /s/   Anthony Welters
                 --------------                    --------------------
                                                   Anthony Welters

                                  POWER OF ATTORNEY
                               ------------------------






                 The undersigned hereby authorizes and appoints William  G.

          Little  and John  R.  Gailey  III,  and  each  of  them,  as  his attorneys-in-fact to sign on his behalf  and in his capacity as a director of West Pharmaceutical Services,  Inc., and to file, the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1998 and  all amendments, exhibits  and supplements thereto.







          Date:  March 6, 1999                     /s/   J. Roffe Wike, II
                 --------------                    --------------------
                                                   J. Roffe Wike, II

                                  POWER OF ATTORNEY
                                ---------------------






                 The undersigned hereby authorizes and appoints William  G.

          Little  and John  R.  Gailey  III,  and  each  of  them,  as  his attorneys-in-fact to sign on his behalf  and in his capacity as a director of West Pharmaceutical Services,  Inc., and to file, the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1998 and  all amendments, exhibits  and supplements thereto.







          Date:  March 6, 1999               /s/   Geoffrey F. Worden
                 -------------               ----------------
                                             Geoffrey F. Worden